American
Express(R)
Variable
Portfolio
Funds

2000 ANNUAL REPORT

References  to "Fund"  throughout  this annual  report  refer to AXPSM  Variable
Portfolio - Blue Chip Advantage Fund, AXPSM Variable Portfolio - Bond Fund, AXPSM Variable Portfolio - Capital Resource Fund, AXPSM Variable Portfolio - Cash Management Fund, AXPSM Variable Portfolio - Diversified Equity Income Fund, AXPSM Variable Portfolio - Emerging Markets Fund, AXPSM Variable Portfolio Extra Income Fund, AXPSM Variable Portfolio - Federal Income Fund, AXPSM Variable Portfolio - Global Bond Fund, AXPSM Variable Portfolio - Growth Fund, AXPSM Variable Portfolio - International Fund, AXPSM Variable Portfolio - Managed Fund, AXPSM Variable Portfolio - New Dimensions Fund(R), AXPSM Variable Portfolio - S&P 500 Index Fund, AXPSM Variable Portfolio - Small Cap Advantage Fund, AXPSM Variable Portfolio - Strategy Aggressive Fund, singularly or collectively as the context requires.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity or variable life insurance contract (the contracts) and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This annual report may contain information on Funds not available under your variable annuity or variable life insurance contract. Please refer to your variable annuity or variable life insurance prospectus for information regarding the investment options available to you.

(This annual report includes a prospectus that describes in detail the Funds' objectives, investment strategies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

AMERICAN
 EXPRESS(R) (logo)

Managed by IDS Life Insurance Company

The  American  Express  Variable   Portfolio  (AXP  VP)  Funds  provide  several
alternatives to consider for investment through your variable annuity or variable life insurance contracts.

Table of Contents

2000 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the  Chairman                                       3
AXP Variable  Portfolio-Blue Chip  Advantage  Fund       4
From the Portfolio Managers                              4
The 10 Largest Holdings                                  5
The Fund's Long-term  Performance                        5
AXP Variable  Portfolio-Bond Fund                        6
From the  Portfolio  Managers                            6
The 10 Largest  Holdings                                 7
The Fund's Long-term  Performance                        7
AXP Variable  Portfolio-Capital  Resource Fund           8
From the Portfolio  Manager                              8
The 10 Largest Holdings                                  9
The Fund's Long-term  Performance                        9
AXP Variable Portfolio - Cash Management Fund           10
From the Portfolio  Manager                             10
AXP Variable Portfolio-Diversified EquityIncome Fund    10
From the  Portfolio  Manager                            10
The 10 Largest  Holdings                                11
The Fund's Long-term Performance                        11
AXP Variable Portfolio - Emerging Markets Fund          12
From the Portfolio Manager                              12
The 10 Largest Holdings                                 13
AXP Variable Portfolio -Extra Income Fund               14
From the Portfolio  Managers                            14
The 10 Largest  Holdings                                15
The Fund's Long-term  Performance                       15
AXP Variable Portfolio - Federal Income Fund            16
From the Portfolio Manager                              16
The Fund's Long-term Performance                        17
AXP VariablePortfolio  - Global Bond Fund               18
From the  Portfolio  Managers                           18
The 10 Largest Holdings                                 19
The Fund's Long-term Performance                        19
AXP Variable Portfolio - Growth Fund                    20
From the Portfolio Manager                              20
The 10 Largest Holdings                                 21
The Fund's Long-term Performance                        21
AXP Variable Portfolio - International Fund             22
From the Portfolio Managers                             22
The 10 Largest Holdings                                 23
The Fund's Long-term Performance                        23
AXP Variable Portfolio - Managed Fund                   24
From the Portfolio Managers                             24
The 10 Largest Holdings                                 25
The Fund's Long-term Performance                        25
AXP Variable Portfolio - New Dimensions Fund            26
From the Portfolio Manager                              26
The 10 Largest Holdings                                 27
The Fund's Long-term Performance                        27
AXP Variable Portfolio - S&P 500 Index Fund             28
From the Portfolio Manager                              28
The 10 Largest Holdings                                 29
AXP Variable Portfolio - Small Cap Advantage Fund       30
From the Portfolio Managers                             30
The 10 Largest Holdings                                 31
The Fund's Long-term Performance                        31
AXP Variable Portfolio - Strategy Aggressive Fund       32
From the Portfolio Manager                              32
The 10 Largest Holdings                                 33
The Fund's Long-term Performance                        33
Independent Auditors' Report                            34
Financial Statements                                    35
Notes to Financial Statements                           51
Investments in Securities                               67

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS    (This annual report is not part of
the prospectus)

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue this year, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.

o Set financial goals that extend beyond those achievable through retirement plans of your employer.

o    Learn as much as you can about your current investments.

The portfolio managers' letters that follow provide a review of the Fund's investment strategies and performance. The annual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,

Arne H. Carlson

(This annual report is not part of the prospectus.)         ANNUAL REPORT - 2000

(picture of) Keith Tufte
Keith Tufte
Portfolio Manger

(picture of)James M. Johnson, Jr.
James M. Johnson, Jr.
Portfolio Manager

From the Portfolio  Managers
AXP VP - Blue Chip  Advantage Fund

The Fund had a productive fiscal year, as it benefited from a stock-market surge last fall and winter. For its initial reporting period -- Sept. 15, 1999 (date the Fund became available) through August 2000 -- the Fund generated a total return of 19.13%. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

The stock market was in a slump when the period began, as investors worried that long-term interest rates might continue on an upward trend. But by mid-October, fresh reports of still-tame inflation and generally good corporate profits had arrived to put investors in a much-improved mood. The result was a resounding rally that continued through the end of 1999 and into the early days of the new year.

The market was forced to give up some of its gains during the spring, in the face of concerns about interest rates, inflation and the sustainability of sky-high prices on many stocks. Then, after essentially treading water over the summer, stocks rebounded in August to finish the period on an encouraging note.

For the most part, technology-related stocks determined the market's direction during the period. That worked to the Fund's advantage, as those issues comprised its largest area of investment (up to about a third of the portfolio at times). Looking at specific holdings, Cisco Systems, EMC, Nortel Networks, Intel and Oracle were among the biggest and most productive names. As the period progressed, we reduced the technology holdings a bit by taking profits in some stocks that had experienced especially sharp run-ups.

Looking at other stock groups, transportation, financial services, health care and retailing all provided good-to-strong gains, with stocks such as Southwest Airlines, Capital One Financial and Best Buy among the Fund's biggest winners. On the other hand, telecommunications and basic materials were especially weak. About mid-period we shifted more money into health care stocks and basic-materials stocks such as paper and chemicals.

As the new fiscal year begins, the stock market continues to be confronted by uncertainty regarding inflation, the Federal Reserve's policy regarding interest rates, the strength of corporate profits and the presidential election. But, and this is probably the most important factor, the economy appears to remain on solid ground. Therefore, as the year progresses, we think that holding stocks of high-quality companies with relatively predictable profits will prove rewarding for the Fund.

Keith Tufte

James M. Johnson, Jr.

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

        How your $10,000 has grown in AXP VP - Blue Chip Advantage Fund

$20,000



                                                                X $12,190
                                                                  AXP VP - Blue
                                                                  Chip Advantage
                                                                  Fund

                                                         X Lipper
                                                           Large-Cap Core Index
                                         X S&P 500 Index
10,000


10/1/99 10/99 11/99 12/99 1/00 2/00 3/00 4/00 5/00  6/00  7/00  8/00

(The printed version of the chart contains a line graph with 3 lines correspinding to the two indexes and Fund noted above.)


The 10 Largest Holdings
AXP VP - Blue Chip Advantage Fund
                                    Percent           Value
                                (of net assets) (as of Aug. 31, 2000)
 Cisco Systems                         3.73%        $2,658,486
 Intel                                 3.18          2,265,717
 General Electric                      3.09          2,201,955
 Microsoft                             2.41          1,720,180
 Exxon Mobil                           2.37          1,693,637
 Pfizer                                2.26          1,613,873
 Oracle                                2.23          1,592,770
 Intl Business Machines                1.99          1,419,000
 EMC                                   1.90          1,358,280
 Citigroup                             1.72          1,226,653

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 24.88% of net assets.


The Fund's Long-term Performance
AXP VP-Blue Chip Advantage Fund

Average Annual Total Returns (as of Aug. 31, 2000)
                                            Since inception*
                                                +19.13%

* For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the Standard & Poor's 500 Composite Price Index (S&P 500 Index) and the Lipper Large-Cap Core Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the subaccounts or the contracts.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

Lipper Large-Cap Core Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(This annual report is not part of the prospectus.)         ANNUAL REPORT - 2000

(picture of) Fred Quirsfeld
Fred Quirsfled
Portfolio Manager

(picture of) Ray Goodner
Ray Goodner
Portfolio Manager

From the  Portfolio  Managers
AXP VP - Bond  Fund

Concerns about higher interest rates and potentially higher inflation made for an often-difficult environment for corporate bonds during the past 12 months. Still, the AXP VP - Bond Fund did produce a positive total return of 4.69% for its fiscal year -- September 1999 through August 2000. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

Thanks to a remarkably robust economy and a run-up in oil prices, the possibility of higher inflation weighed on the minds of bond investors throughout the period. And while there would ultimately be only modest evidence that inflation was picking up, the Federal Reserve (the Fed) made it clear that it was concerned about the inflation risk when it raised short-term interest rates six times during the fiscal year.

The initial repercussion was that long-term interest rates climbed substantially from last fall through last January, taking a toll on bond prices in the process. The Fund was somewhat shielded from the negative effect of the interest-rate rise by our decision to keep the portfolio's average maturity relatively short early in the period. Still, the Fund did experience some erosion of its net asset value.

February marked the beginning of a strong rally by U.S. Treasury bonds and a commensurate decline in long-term interest rates. But corporate and mortgage-backed bonds continued to languish under the cloud of Fed rate increases and the possibility of an eventual slowdown in economic growth. The period ended on an encouraging note, though, as a brighter outlook for corporate bonds emerged during July and August, helping the Fund to rebound nicely.

As always, the largest area of investment for the Fund was corporate bonds, including investment-grade and high-yield issues. The rest of the portfolio was composed of mortgage-backed and U.S. Treasury bonds, plus a small amount of convertible and emerging-market bonds. Overall, about three-fourths of the portfolio was invested in issues rated investment grade, one-fourth in below investment grade.

The most notable change to the asset mix was a reduction in high-yield corporate issues, which were especially poor performers, and an increase in investment-grade corporate and U.S. Treasury bonds. In addition, we lengthened the portfolio's average maturity last summer as it appeared that the Fed's interest-rate increases were coming to an end. Those strategies enhanced performance late in the period.

As the new fiscal year begins, we continue to look forward to an improving bond environment, especially for higher-quality issues. The economy is showing signs of slowing down, which should take some pressure off inflation and, in turn, persuade the Fed that further interest-rate increases may not be necessary. In light of that, we plan to maintain our recent emphasis on quality and a slightly aggressive maturity structure.

Fred Quirsfeld

Ray Goodner

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

                  How your $10,000 has grown in AXP VP - Bond Fund

$30,000


                                                             X $22,250
                                                               AXP VP-Bond Fund
$20,000

                                   X Lipper Corporate Debt-BBB
                                     rated Index

                      X Lehman Brothers
                        Aggregate Bond Index

$10,000


'90   '91   '92   '93   '94   '95   '96   '97   '98   '99   '00

(The printed version of the chart contains a line graph with 3 lines correspinding to the two indexes and Fund noted above.)


10 Largest Holdings
AXP VP - Bond Fund
                                    Percent           Value
                                (of net assets) (as of Aug. 31, 2000)
Federal Republic of Germany
 7.50% 2004                             .98%        $14,394,243
Govt of Canada
 5.25% 2008                             .93          13,580,265
BellSouth Capital Funding
 7.88% 2030                             .81          11,959,103
Hydro-Quebec
 8.50% 2029                             .76          11,153,400
Cleveland Electric Illuminating
 9.50% 2005                             .76          11,145,310
Nationwide CSN Trust
 9.88% 2025                             .75          10,936,999
CSC Holdings
 10.50% 2016                            .73          10,749,999
News America Holdings
 10.13% 2012                            .72          10,537,300
Veninfotel
 10.00% 2002                            .71          10,483,742
Wal-Mart CRAVE Trust
 7.00% 2006                             .68          10,042,108

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 7.83% of net assets.

The Fund's Long-term Performance
AXP VP - Bond Fund

Average Annual Total Returns (as of Aug. 31, 2000)
                      1 year         5 years       10 years
                      +4.69%          +5.27%         +8.33%

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt - BBB rated Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guaranteeof future results. The above graph does not reflect expenses that apply to the subaccounts or the contracts.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

Lipper Corporate Debt - BBB rated Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(This annual report is not part of the prospectus.)         ANNUAL REPORT - 2000

(picture of) Betty Tebault
Betty Tebault
Portfolio Manager

From the Portfolio  Manager
AXP  VP -  Capital  Resource  Fund

It was a volatile but ultimately productive 12 months for the stock market and the Fund. For the fiscal year -- September 1999 through August 2000 -- the Fund generated a total return of 19.26%. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

After an initial setback, the stock market gained support from reports of tame inflation, healthy economic growth and generally good corporate profits.
Increasing excitement about the potential for the Internet soon supplied additional momentum, resulting in a tremendous rally that carried the market to an all-time high in early January.

At that point, concerns about inflation, interest rates and the sustainability of sky-high prices for many stocks began to cast a cloud over the market, which responded by retreating steadily during the spring. The period ended on an up note, though, as stocks regained some lost ground in August.

The Fund's performance generally tracked that of the broad market -- gaining strongly during the fall and early winter before slumping in the spring. Making the biggest contribution to performance during the year were technology-related stocks, which comprised the Fund's largest area of investment. Prominent winners included Jabil and JDS Uniphase.

Looking at other sectors, financial services, health care and energy also provided good overall results. Poor performers, on the other hand, included consumer products, telecommunications, retailing and cyclical stocks.

As for changes to the holdings, upon becoming the sole manager of the Fund in February, I began lowering the exposure to cyclical, retailing and consumer stocks, while adding to financial services and media. Beyond those shifts, I reduced the number of holdings, as I think a more focused portfolio offers greater opportunity to enhance performance.

At this point, it appears that the economy is slowing down somewhat, which probably will mean less-robust corporate profits in the new fiscal year. If so, I think investors may have to settle for more moderate performance from the stock market. What I find most encouraging is that the market also has been "broadening out," meaning that a greater variety of stocks are making gains. Ultimately, I think that could lead to a healthier market that is more likely to reward patient investors.

Betty Tebault

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

          How your $10,000 has grown in AXP VP - Capital Resource Fund

$70,000

$60,000

$50,000
                                                              X $46,850
                                                                AXP VP-Capital
                                                                Resource Fund
$40,000
                                                  X S&P 500 Index
$30,000

$20,000

$10,000

'90   '91   '92   '93   '94   '95   '96   '97   '98   '99   '00

(The printed version of the chart contains a line graph with 2 lines correspinding to the one index and Fund noted above.)


The 10 Largest Holdings
AXP VP - Capital Resource Fund
                                   Percent             Value
                                (of net assets) (as of Aug. 31, 2000)
 Corning                               4.95%        $293,131,198
 General Electric                      4.42          261,746,250
 Intel                                 4.05          239,600,000
 Tyco Intl                             3.56          210,900,000
 Cisco Systems                         3.24          191,799,999
 Citigroup                             2.96          175,125,000
 Pfizer                                2.89          171,378,124
 Enron                                 2.87          169,750,000
 American Intl Group                   2.54          150,175,625
 Jabil Circuit                         2.31          136,558,750

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 33.79% of net assets.

The Fund's Long-term Performance
AXP VP - Capital Resource Fund

Average Annual Total Returns (as of Aug. 31, 2000)
                      1 year         5 years       10 years
                      +19.26%        +17.45%        +16.70%

On the graph above you can see how the Fund's total return compared to a widely cited performance index, the S&P 500 Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the subaccounts or the contracts.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(This annual report is not part of the prospectus.)         ANNUAL REPORT - 2000

(picture of) Terry Fettig
Terry Fettig
Portfolio Manager

From the Portfolio  Manager
AXP VP - Cash  Management  Fund

The Fund's yield increased during the past 12 months, reflecting a rise in short-term interest rates. For the fiscal year -- September 1999 through August 2000 -- the Fund generated a total return of 5.52%. (This figure does not reflect expenses that apply to the subaccounts or the contracts.) The seven-day yield was 6.38%. (The yield more closely reflects the current earnings of the money market fund than does total return.) In keeping with its objective, the Fund maintained a $1 per share price throughout the period. (An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.)

With the economy continuing to grow at a rapid rate and higher costs showing up in some business sectors, especially oil, the possibility of an upturn in inflation made investors increasingly uneasy during the 12 months. The Federal Reserve (Fed) evidently shared that concern, as it raised short-term interest rates six times over the period.

(By way of background, the Fed adjusts short-term interest rates based largely on the condition of the economy and the inflation outlook. When the economy appears weak and inflation is low, the Fed usually reduces rates to stimulate economic growth. Conversely, when the economy is especially strong and inflation threatens to pick up, the Fed usually raises rates to rein in economic growth and thereby keep inflation in check.)

In response to the Fed's rate hikes, issuers of commercial paper -- the core of the Fund's investment portfolio -- increased the interest rates on their securities. As these new securities were added to the portfolio, the result was a gradual increase in the Fund's yield. To more readily take advantage of the higher yields that became available, I kept the average maturity of the portfolio relatively short -- in the 30- to 45-day range. This allowed me to add new securities sooner than would have been possible with a longer average maturity.

Looking toward the new fiscal year, the data reflect a moderate upturn in inflation while the economy appears to be slowing down somewhat. Therefore, unless upcoming data indicate a notable change in those conditions, I think we'll see slightly higher short-term interest rates in the months ahead as the Fed maintains its vigilance on inflation. In keeping with that outlook, my near-term plan is to stay with the investment approach I employed during the past fiscal year.

Terry Fettig

(picture of) Keith Tufte
Keith Tufte
Portfolio Manager

From the  Portfolio Manager
AXP VP - Diversified Equity
Income Fund

The Fund recovered from a bad start and ultimately finished in positive territory for the past fiscal year. For the 12 months -- Sept. 15, 1999 (date the Fund became available) through August 2000 -- the Fund generated a return of 4.21%. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

After a shaky start, the stock market quickly got back on track as investors, encouraged by reports of still-tame inflation and generally good corporate profits, moved back into stocks in the fall. Adding greatly to the optimism was increasing excitement about the potential of the Internet, which soon turned the market's advance into a runaway rally. The positive momentum continued through December and into early January, taking the market to an all-time high.

By  that  time,   concerns   about   inflation,   interest  rates  and  the
sustainability of lofty prices on many stocks also had risen, and by mid-March the market had begun a several-week retreat. But, following an uneventful few months, stocks finished the period in positive fashion with a rebound in August.

As has been the case in recent years, the market's advances were most often led by growth stocks, particularly technology-related issues -- quite the opposite of the value-oriented emphasis of the Fund. As a result, the Fund was essentially left behind during the market's fall/winter surge. On the other hand, the Fund held up relatively well during the spring sell-off.

Looking at the Fund's holdings, the biggest and most productive area of investment was financial services, which includes banks and insurance companies. Other major areas included energy, which, thanks to higher oil prices, provided positive performance, and industrials and telecommunications, which were negative performers. The most notable change to the portfolio was an increase in financial services stocks, which I made soon after becoming manager of the Fund in May. I expect that group to continue to do well as investors anticipate an end to the Federal Reserve's interest-rate increases.

As for the current fiscal year, I'm encouraged by the recent "broadening out" of the market -- that is, a greater variety of stocks, especially in the financial and energy areas participating in market upturns. It could signal improving performance by value stocks, which in turn would be good news for the Fund.

Keith Tufte

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

     How your $10,000 has grown in AXP VP - Diversified Equity Income Fund

$20,000

                                                         X S&P 500 Index

                                         X Russel 1000(R) Value Index

                                                                  X $10,619
                                                                    AXP VP-
                                                                    Diversified
                                                                    Equity
                                                                    Income Fund

                                              X Lipper Equity Income Funds Index
$10,000



10/1/99  10/99  11/99  12/99  1/00  2/00 3/00 4/00 5/00 6/00 7/00 8/00

(The printed version of the chart contains a line graph with 4 lines correspinding to the three indexes and Fund noted above.)


The 10 Largest Holdings
AXP VP - Diversified Equity Income Fund
                                       Percent              Value
                                   (of net assets)  (as of Aug. 31, 2000)
 Citigroup                              4.72%         $1,074,177
 Exxon Mobil                            3.53             804,379
 American Intl Group                    3.49             796,065
 Chevron                                2.83             645,158
 Bank of America                        2.74             625,171
 Morgan Stanley, Dean Witter,
 Discover & Co                          2.53             575,947
 FleetBoston Financial                  2.38             541,655
 Providian Financial                    2.33             530,526
 Alliance Capital Management Holding LP 2.24             511,030
 Wells Fargo                            2.09             476,658

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 28.88% of net assets.

The Fund's Long-term Performance
AXP VP - Diversified Equity Income Fund

Average Annual Total Returns (as of Aug. 31, 2000)
                                               Since inception*
                                                      +4.21%


* For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, the S&P 500 Index, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the subaccounts or the contracts.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Lipper Equity Income Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(This annual report is not part of the prospectus.)         ANNUAL REPORT - 2000

(picture of) Julian Thompson
Julian Thompson
Portfolio Manager

From the Portfolio Manager
AXP VP - Emerging Markets Fund

In a difficult environment for stocks in virtually all emerging markets, the Fund experienced a loss of 6.03% during its initial reporting period -- May 1 (date the Fund became available) through August 2000. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

The period began with the emerging markets feeling the ill effects of a technology-led downturn in the U.S. stock market. Technology stocks were under pressure because of concerns about potentially higher inflation, rising interest rates and whether companies could continue to generate enough earnings growth to justify extremely high stock prices. Because technology-related stocks are the dominant sector in many emerging markets and because those markets have a strong correlation to the performance of the U.S. stock market, particularly the Nasdaq, prices were under considerable pressure in May.

A better mood returned to the markets in June, resulting in positive performance for the month. But worries about a slowdown in corporate earnings resurfaced in July and drove down prices again. The period did end on a good note, however, as expectations that the Federal Reserve may have finished raising interest rates lifted the markets in August.

All told, I held investments in about 20 countries. On a regional basis, the biggest area of investment was Asia (including China, South Korea, Taiwan, Thailand and India), Latin America (chiefly Brazil and Mexico) and Eastern Europe (including Russia, Israel, Poland, Hungary and Turkey). Looking at stock sectors, technology/telecommunications comprised the largest portion of the portfolio, followed by utilities and financial services.

Looking toward the new fiscal year, I will continue to concentrate the portfolio in the strongest and most dynamic economies in the emerging markets universe. In Latin America, economies in Brazil and Mexico are healthy, and the countries are benefiting from political and economic reforms, as well as the possibility of an upgrade in their bond ratings. In Asia, China remains the most attractive market, thanks to improving economic growth and structural reform. In Eastern Europe, I favor Russia, which is enjoying stronger economic growth thanks largely to higher oil prices, and Israel, which boasts a number of high-quality technology companies. On the other hand, I have reduced investments in Turkey, which is experiencing worsening trade figures and delays in the business-privatization process, and India, where increasing government deficits are a concern.

Julian Thompson

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

The 10 Largest Holdings
AXP VP - Emerging Markets Fund
                                             Percent            Value
                                        (of net assets) (as of Aug. 31, 2000)
 Taiwan Semiconductor Mfg ADR (Taiwan)       3.93%           $220,394
 Samsung Electronics GDR (South Korea)       3.60             201,600
 Tele Norte Leste Participacoes ADR (Brazil) 3.23             181,050
 Lukoil Holding ADR (Russia)                 3.20             179,200
 China Mobile (Hong Kong)                    2.47             138,473
 Hon Hai Precision Inds GDR (Taiwan)         2.38             133,647
 Korea Electric Power ADR (South Korea)      2.27             127,406
 Brasil Telecom Participacoes ADR (Brazil)   2.26             126,788
 Winbond Electronics GDR (Taiwan)            2.26             126,623
 Infosys Technologies ADR (India)            2.23             124,812

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 27.83% of net assets.

(This annual report is not part of the prospectus.)   ANNUAL REPORT - 2000

(picture of) Jack Utter
Jack Utter
Portfolio Manager

(picture of) Scott Schroepfer
Scott Schroepfer
Portfolio Manager

From the Portfolio  Managers
AXP VP - Extra Income Fund

Reflecting a largely difficult environment for high-yield bonds, the Fund experienced a loss of 1.59% during the past fiscal year -- September 1999 through August 2000. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

Two powerful opposing factors were at work throughout the period: strong economic growth and the threat of higher inflation/higher interest rates. In general, a robust economy is good for high-yield bonds because of the potentially positive effect on the financial health of their issuers, which in turn makes it easier for them to make their interest and principal payments.

Inflation and interest rates are, of course, another matter. When they rise, bond prices suffer. Over the 12 months, there was only a small increase in inflation. But that didn't stop the Federal Reserve from raising short-term interest rates six times to cool off the red-hot economy and thereby reduce the likelihood of a future run-up in inflation.

Compounding the situation were weak cash flows into high-yield mutual funds, an ample supply of new bonds and a higher-than-normal level of defaults by issuers of high-yield bonds. Defaults were a particular problem in the telecommunications industry, which represents a substantial portion of the high-yield market. The ultimate result of these factors was an overall decline in the value of the Fund's bonds.

While it was impossible to completely avoid the effect of the default situation, we reduced or eliminated holdings among issuers most susceptible to credit-quality concerns and added to investments among those in a better position to attract financing. This strategy provided something of a cushion for the Fund in the face of falling bond prices.

Looking toward the new fiscal year, the high-yield market may continue to struggle over the near term, as investors wait to see what will happen with economic growth, inflation and interest rates. We think that better news lies ahead on those fronts for high-yield bonds, and that investors will return to this segment of the market before long. If that outlook proves reasonably accurate, the Fund should enjoy improving performance as the current period progresses.

Jack Utter

Scott Schroepfer

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

            How your $10,000 has grown in AXP VP - Extra Income Fund

$20,000


                                    X Merrill Lynch High Yield Bond Index

                                            X Lipper High Yield Funds Index

                                                X $11,849 AXP VP - Extra
                                                  Income Fund

                      X Lehman Brothers Aggregate Bond Index
$10,000


6/96     8/96     8/97      8/98      8/99     8/00

(The printed version of the chart contains a line graph with 4 lines correspinding to the three indexes and Fund noted above.)


10 Largest Holdings
AXP VP - Extra Income Fund
                                           Percent            Value
                                       (of net assets) (as of Aug. 31, 2000)
CSC Holdings
 11.13% Pay-in-kind Series M Preferred      1.92%           $11,436,373
Price Communications Wireless
 9.13% 2006                                 1.45              8,635,501
Trump Atlantic City Assn/Funding
 11.25% 2006                                1.29              7,695,000
Wayland Investment Fund LLC
                                            1.28              7,634,717
Repap New Brunswick
 9.00% 2004                                 1.12              6,640,750
MGM Grand
 9.75% 2007                                 1.06              6,285,000
Outsourcing Solutions
 11.00% 2006                                1.03              6,111,499
Globix
 12.50% 2010                                 .89              5,263,000
Varde Fund V LP
                                             .87              5,201,354
Pegasus Media & Communications
 9.63% 2005                                  .87              5,154,099

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 11.78% of net assets.

The Fund's Long-term Performance
AXP VP - Extra Income Fund

Average Annual Total Returns (as of Aug. 31, 2000)
                                     1 year    Since inception*
                                     -1.59%         +3.98%

* Inception date was May 1, 1996.

On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, the Merrill Lynch High Yield Bond Index, the Lipper High Yield Funds Index, and the Lehman Brothers Aggregate Bond Index. Recently, the Fund's investment manager recommended that the Fund change its comparative index from the Lehman Brothers Aggregate Bond Index to the Merrill Lynch High Yield Bond Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the Merrill Lynch High Yield Bond Index will be included.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the subaccounts or the contracts.

Merrill Lynch High Yield Bond Index provides a broad-based measure of performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default. The index is "rule-based," which means there is a defined list of criteria that a bond must meet in order to qualify for inclusion in the index.

Lipper High Yield Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(This annual report is not part of the prospectus.)   ANNUAL REPORT - 2000

(picture of) James W. Snyder
James W. Snyder
Portfolio Manager

From the Portfolio  Manager
AXP VP - Federal  Income Fund

Rising interest rates kept the bond market off balance for much of the past period. Still, the Fund did finish in positive territory for the fiscal year, with a total return of 4.64% for its initial reporting period -- Sept. 15, 1999 (date the Fund became available) through August 2000. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

With robust economic growth, soaring oil prices and an ever-tightening labor market, the environment seemed ripe for an upturn in inflation during the past 12 months. As it turned out, inflation remained largely subdued. But that didn't keep fixed-income investors, not to mention the Federal Reserve Board (the Fed), from worrying about it just the same. The Fed evidenced its concern by raising short-term interest rates six times during the period to cool off the economy and thereby head off an inflation spike.

Those actions served to reinforce an upturn in bond market yields through the end of 1999, which dragged down bond prices in the process. A flood of new corporate bonds also served to hold back prices. Aside from long-term U.S. Treasury bonds, the rest of the market continued to struggle until summer. By that time, signs of a slowing economy started to surface, and investors began to anticipate an end to the Fed's rate increases. The more positive environment allowed the bond market to stage a solid rally during the final three months of the period.

Looking at the Fund's holdings, I kept about half the assets invested in Treasury securities, with the other half in mortgage-backed bonds issued by the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). While they did lose value when interest rates rose, they held up relatively well thanks to their short-to-intermediate maturities. In addition, early in the period I kept a higher-than-usual level of cash reserves in the portfolio, which helped mitigate the effect of the rate rise. I gradually reduced the cash over the ensuing months and added to investments in mortgage-backed securities. This shift enhanced the Fund's performance during the summer as those issues performed well.

Given that recent data continue to suggest that the economy is slowing down, the Fed may be persuaded that no further interest-rate increases are necessary to guard against a run-up in inflation. If so, that would likely lend support to the bond market in the new fiscal year, and perhaps result in less volatility and more consistent performance.

James W. Snyder

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

           How your $10,000 has grown in AXP VP - Federal Income Fund

$20,000


                                                                       X $10,464
                                                                         AXP VP-
                                                                         Federal
                                                                         Income
                                                                         Fund

                                       X Lipper Short/Intermediate U.S.
                                         Government Funds Index

                                             X Merrill Lynch 1-5 Year U.S.
                                               Government Index

$10,000


10/1/99 10/99 11/99  12/99  1/00  2/00  3/00  4/00  5/00  6/00  7/00  8/00

(The printed version of the chart contains a line graph with 3 lines correspinding to the two indexes and Fund noted above.)


The Fund's Long-term Performance
AXP VP - Federal Income Fund

Average Annual Total Returns (as of Aug. 31, 2000)
                                               Since inception*
                                                    +4.64%

* For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the Merrill Lynch 1-5 Year U.S. Government Index and the Lipper Short/Intermediate U.S. Government Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the subaccounts or the contracts.

Merrill Lynch 1-5 Year U.S. Government Index, an unmanaged index, is made up of a representative list of government bonds. The index is frequently used as a general measure of government bond performance. However, the securities used to create the index may not be representative of the bonds held in the Fund.

Lipper Short/Intermediate U.S. Government Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(This annual report is not part of the prospectus.)         ANNUAL REPORT - 2000

From the Portfolio  Managers
AXP VP -  Global  Bond  Fund

The environment for global fixed-income investing was unrewarding over the past 12 months, as rising interest rates and a decline in the value of the euro hampered performance. Reflecting these conditions, the Fund experienced a loss of 1.90% for the fiscal year -- September 1999 through August 2000. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

The credit-tightening, manifested in the form of higher short-term interest rates, was prompted by concerns that accelerating economic activity would push inflation rates higher. International trade and investment flows raised the yen's value in comparison to the dollar, which modestly enhanced returns from investments in Japan. The euro, on the other hand, lost considerable value against the dollar, which penalized returns from European holdings and detracted from the Fund's performance.

Looking at the portfolio mix, investments in Europe and the U.S. each comprised about 40-45% of the holdings, with most of the rest in Japan and emerging markets in Latin America and Asia. While the majority of the investments were in government bonds, about a quarter of the portfolio consisted of U.S. corporate issues. Probably the most encouraging event during the 12 months was a sharp rally by U.S. Treasury bonds this past spring and summer, which resulted from the federal government's effort to retire older bonds as part of its deficit-reduction effort. Emerging-market bonds also performed quite well during that time.

For most of the period, the portfolio featured a defensive maturity structure created by an emphasis on short-to-intermediate bonds, as well as higher-yielding corporate and emerging market bonds, both of which benefit from economic expansion and add income to the portfolio. While the defensive structure mitigated the negative effect of the trend toward higher interest rates and lower bond prices in the U.S. and Europe, it could not negate it. As for changes to the portfolio, they were minor: an increase in U.S. holdings about mid-period, followed by a reduction in the U.K. and an increase in continental Europe.

Since this past summer, we have been anticipating the end of the Federal Reserve's interest-rate increases and an eventual recovery in the value of the euro. If no more rate hikes are forthcoming in the new fiscal year, we expect a better tone to return to the U.S.
bond market and, eventually, to European markets as well.

Ray Goodner

Nic Pifer

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

            How your $10,000 has grown in AXP VP - Global Bond Fund

$20,000


                      X Lipper Global Income Funds Index

                                                    X $11,384 AXP VP - Global
                                                      Bond Fund
                      X Salomon Smith Barney
                        World Govt. Bond Index
$10,000


6/1/96     8/96      8/97      8/98      8/99      8/00

(The printed version of the chart contains a line graph with 3 lines correspinding to the two indexes and Fund noted above.)


The 10 Largest Holdings
AXP VP - Global Bond Fund
                                         Percent             Value
                                      (of net assets)  (as of Aug. 31, 2000)
U.S. Treasury
 7.50% 2016                               10.13%           $17,965,429
Federal Republic of Germany
 7.50% 2004                                6.32             11,203,518
Govt of Italy
 8.50% 2004                                3.69              6,537,997
U.S. Treasury
 7.50% 2005                                3.34              5,915,000
Allgemeine Hypo Bank
 5.00% 2009                                3.06              5,430,911
Govt of Norway
 7.00% 2001                                2.93              5,191,694
Federal Republic of Germany
 8.00% 2002                                2.72              4,826,147
Development Bank of Japan
 6.50% 2001                                2.31              4,099,837
Federal Republic of Germany
 6.50% 2027                                2.17              3,843,887
Republic of Austria
 5.00% 2001                                2.15              3,817,472

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 38.82% of net assets.

The Fund's Long-term Performance
AXPVP- Global Bond Fund

Average Annual Total Returns (as of Aug. 31, 2000)
                                       1 year    Since inception*
                                       -1.90%         +3.00%

* Inception date was May 1, 1996.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the Salomon Smith Barney World Government Bond Index and the Lipper Global Income Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the subaccounts or the contracts.

Salomon Smith Barney World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Global Income Funds Index, an unmanaged index published by Lipper Inc., includes 30 funds that are generally similar to the Fund, although some
funds  in  the  index  may  have  somewhat  different   investment  policies  or
objectives.

(This annual report is not part of the prospectus.)   ANNUAL REPORT - 2000

(picture of) Lisa A. Costa
Lisa A. Costa
Portfolio Manager

From the Portfolio  Manager
AXP VP - Growth  Fund

The Fund took good advantage of a stock-market surge last fall and winter to post a strong gain for the fiscal year. For the Fund's initial reporting period -- Sept. 15, 1999 (date the Fund became available) through August 2000 -- the Fund's total return was 38.59%. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

The period got off to a shaky start, as the stock market struggled in the face of higher interest rates, concerns that the robust economy might soon spawn a run-up in the inflation rate, and uncertainty regarding the potential effect of the Y2K computer bug.

The mood in the market quickly changed, though, as fresh reports of still-tame inflation and healthy corporate profits arrived and excitement about the impact of the burgeoning Internet began to build. Soon, the market's advance turned into a spectacular rally that culminated in an all-time high in mid-March.

But by that time, a variety of concerns had also risen regarding the outlook for interest rates, corporate profits, economic growth and the sustainability of sky-high prices on many stocks. The market responded by going into a steady retreat during the spring. Then, after essentially treading water for a few months, stocks ended the period in positive fashion with an August rebound.

The driving force for most of the period was technology-related stocks. While they were extremely volatile, many recorded sharp gains. The tech trend worked to the advantage of the Fund, as about half the portfolio's assets was concentrated in that sector. Among the largest and most productive holdings for the Fund were Cisco Systems, EMC Corporation, Texas Instruments, Intel, Applied Materials and Maxim Integrated Products.

Most of the rest of the portfolio was invested in the health care and financial services areas, with Pfizer and Citigroup, respectively, providing some of the best performance later in the period.

As the new fiscal year begins, the stock market is being kept off balance as investors try to sort what the future holds for inflation, interest rates, the economy and corporate profits. Before 2000 ends, though, I think the scales will tip toward the positive side, allowing the market to begin making progress. More specifically, I look for stocks of companies with robust and comparatively predictable profit-growth prospects to benefit most from a market upturn. Most of these names continue to be found in the technology and health care areas, and they remain the Fund's primary investments.

Lisa A. Costa

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

               How your $10,000 has grown in AXP VP - Growth Fund

$20,000



                                                                       X $14,197
                                                                         AXP VP-
                                                                         Growth
                                                                         Fund

                                                          X Russell 1000(R)
                                                            Growth Index

                                        X Lipper Large-Cap Growth Index

                                        X S&P 500 Index
$10,000



10/1/99 10/99 11/99  12/99  1/00  2/00  3/00  4/00  5/00  6/00  7/00  8/00

(The printed version of the chart contains a line graph with 4 lines correspinding to the three indexes and Fund noted above.)


The 10 Largest Holdings
AXP VP - Growth Fund
                                   Percent             Value
                                (of net assets) (as of Aug. 31, 2000)
 Cisco Systems                         6.10%        $11,876,255
 EMC                                   6.03          11,752,747
 Texas Instruments                     4.51           8,789,161
 Pfizer                                3.95           7,700,749
 Applied Materials                     3.95           7,690,961
 Citigroup                             3.59           7,000,952
 Maxim Integrated Products             3.50           6,824,543
 Intel                                 3.11           6,064,276
 Microsoft                             3.05           5,937,623
 Broadcom Cl A                         2.50           4,870,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 40.29% of net assets.

The Fund's Long-term Performance
AXP VP - Growth Fund

Average Annual Total Returns (as of Aug. 31, 2000)
                                               Since inception*
                                                     +38.59%

* For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, the S&P 500 Index, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the subaccounts or the contracts.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

Russell 1000(R) Growth Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents 92% of the total market
capitalization   of  the  Russell  3000  Index.   These  companies  have  higher
price-to-book  ratios and higher  forecasted  growth  values.

Lipper Large-Cap Growth Index, an unmanaged index published by Lipper Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(This annual report is not part of the prospectus.)   ANNUAL REPORT - 2000

(picture of) Mark Fawcett
Mark Fawcett
Portfolio Manager

(picture of) Richard Leadem
Richard Leadem
Portfolio Manager

(picture of) Garvin Corr
Garvin Corr
Portfolio Manager

From the Portfolio  Managers
AXP VP -  International  Fund

A strong advance early in the fiscal year enabled the Fund to post a double-digit return for the period. For the 12 months -- September 1999 through August 2000 -- the Fund generated a total return of 14.74%. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

The period got off to a sluggish start, as a sagging U.S. stock market led to a bit of a slump in Europe during September. But the next three months were a completely different story. Europe and, to a somewhat lesser degree, Japan followed the U.S. market's lead by embarking on a remarkable rally that continued through the end of 1999 and into the early days of the new year.

From that point, the investment environment became increasingly difficult in the face of rising interest rates and concerns about the sustainability of extremely high prices for many stocks. Again taking a cue from the U.S., European markets eventually went into a spring slump that eroded much of the previous months' gain, then essentially treaded water over the summer.

The Fund's performance took a similar path -- surging during the fall and early winter, then losing ground in the spring. While we were, on the whole, satisfied with the performance of our stock selections, overall weakness in the yen (in Japan) and, to a greater degree, the euro (Europe) versus the dollar did detract from the Fund's return.

Looking at the asset allocation, the bulk of the portfolio was invested in Europe, principally France, Germany, the United Kingdom and Italy. Because of its relatively weak performance, we reduced holdings in the U.K. as the period progressed.

Early in the period, we increased investments in Japan to take advantage of the positive effect of a trend toward corporate restructuring and the prospect of an improving economy. But when that outlook turned less promising during the spring and summer, we reduced our Japanese holdings.

As for specific business sectors, we emphasized technology, media and telecommunications stocks in Europe, while in Japan our choices were more stock-specific and, thus, quite varied. Overall, we avoided stocks in the food and, for the most part, financial services sectors. Late in the period, we added to "defensive" stocks, especially pharmaceuticals, in Europe.

As the new fiscal year begins, we are maintaining a somewhat conservative approach that centers on stocks of top-quality companies with relatively predictable earnings growth.

Mark Fawcett

Richard Leadem

Gavin Corr

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

            How your $10,000 has grown in AXP VP - International Fund

$30,000

                                                            X $23,760 AXP VP-
                                                              International Fund
$20,000
                                     X Lipper International Funds Index

                                             X MSCI EAFE Index
$10,000


2/1/92  8/92  8/93  8/94  8/95  8/96   8/97   8/98   8/99   8/00

(The printed version of the chart contains a line graph with 3 lines correspinding to the two indexes and Fund noted above.)


The 10 Largest Holdings
AXP VP - International Fund
                                    Percent           Value
                                (of net assets) (as of Aug. 31, 2000)
 Vodafone AirTouch (United Kingdom)    4.42%      $105,676,244
 Ericsson (LM) Cl B (Sweden)           4.12         98,311,162
 Marconi (United Kingdom)              4.01         95,711,518
 Total Fina Elf (France)               3.92         93,645,606
 Cap Gemini (France)                   2.83         67,626,908
 Nortel Networks (Canada)              2.81         67,028,063
 Nippon Telegraph & Telephone (Japan)  2.78         66,453,488
 BG Group (United Kingdom)             2.77         66,270,287
 Fortis (Netherlands)                  2.71         64,639,789
 Alcatel Alstom (France)               2.62         62,643,315

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 32.99% of net assets.


The Fund's Long-term Performance
AXP VP - International Fund

 Average Annual Total Returns (as of Aug. 31, 2000)
                        1 year       5 years     Since inception*
                        +14.74%       +11.72%        +10.55%

* Inception date was Jan. 13, 1992.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lipper International Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the subaccounts or the contracts.

MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper International Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(This annual report is not part of the prospectus.)   ANNUAL REPORT - 2000

(picture of) Alfred Henderson
Alfred Henderson
Portfolio Manager

(picture of) David Kuplic
David Kuplic
Portfolio Manager

From the  Portfolio  Managers
AXP VP - Managed  Fund

Despite considerable volatility in the stock and bond markets, the Fund enjoyed a productive fiscal year. For the 12 months -- September 1999 through August 2000 -- the Fund gained 18.42%. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

After a slow start, the stock market got going in October as tame inflation data and generally good corporate profits lifted investors' spirits. Thanks to increasing excitement about the Internet, optimism soon turned into euphoria, and stocks surged to an all-time high by early January. From that point, the situation became increasingly difficult as concerns about rising interest rates and the strength of corporate profits set in. The result for the market was a spring slump, followed by a moderate recovery late in the period.

For the bond market, the pattern was just the opposite. Bond prices slid during the fall and winter amid worries about higher inflation and higher interest rates. But as the period progressed, long-term interest rates began to come down, lending support for the market, particularly Treasury bonds.

Much of the Fund's gain was realized during the stock market's fall/winter rally, thanks largely to its substantial exposure to the technology sector, which led the advance. Most of the investments were in semiconductor, telecommunications, wireless and telephone stocks, many of which are tied to the development of the Internet infrastructure. Prominent performers included Cisco Systems, Nokia and MCI Worldcom. Much of the rest of the stock portfolio was invested in consumer-related issues, followed by financial services and industrial stocks. The consumer group was positive overall, while industrial and financial services were mixed.

Bond investments were spread among U.S. Treasury, corporate, mortgage-backed and, to a small degree, emerging market issues. After struggling in late 1999, Treasury bonds rallied strongly in 2000 and provided a boost to Fund performance. Emerging market bonds also made a positive contribution. Mortgage-backed bonds experienced mixed results, while corporate bonds were weak. All told, bonds comprised about a third of the entire portfolio, with stocks accounting for most of the rest.

As the new fiscal year begins, investors remain conflicted about the direction of interest rates, inflation and the strength of corporate profits. As a result, stocks and bonds may find it difficult to make much progress over the near term, but our view is that an overall positive outlook eventually will emerge and lend support to the markets.

Alfred Henderson

David Kuplic

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

              How your $10,000 has grown in AXP VP - Managed Fund

$70,000

$60,000

$50,000
                                                               X $38,960 AXP VP-
                                                                  Managed Fund
$40,000
                                          X S&P 500 Index
$30,000
                                         X Lipper Flexible Portfolio Index
$20,000

$10,000


'90  '91  '92  '93   '94  '95    '96    '97    '98    '99    '00

(The printed version of the chart contains a line graph with 3 lines correspinding to the two indexes and Fund noted above.)


The 10 Largest Holdings
AXP VP - Managed Fund
                                    Percent            Value
                                (of net assets) (as of Aug. 31, 2000)
 Cisco Systems                         4.52%       $236,324,999
 General Electric                      2.85         148,690,650
 Morgan Stanley, Dean Witter,
 Discover & Co                         2.73         142,735,437
 Intel                                 2.58         134,774,999
 Citigroup                             2.55         133,336,283
 Nokia ADR Cl A                        2.37         123,955,600
 Microsoft                             2.07         108,209,375
 Home Depot                            1.97         102,921,037
 Solectron                             1.82          94,893,437
 EMC                                   1.74          90,983,200

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 25.20% of net assets.

The Fund's Long-term Performance
AXPVP - Managed Fund

Average Annual Total Returns (as of Aug. 31, 2000)
                        1 year         5 years       10 years
                        +18.42%        +15.98%        +14.57%

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 Index and the Lipper Flexible Portfolio Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the subaccounts or the contracts.

The S&P 500 Index,  an unmanaged list of common stocks,  is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

Lipper Flexible Portfolio Index, an unmanaged index published by Lipper Inc., includes 30 funds that are generally similar to the Fund, although some
funds  in  the  index  may  have  somewhat  different   investment  policies  or
objectives.

(This annual report is not part of the prospectus.)   ANNUAL REPORT - 2000

(picture of)Gordon M. Fines
Gordon M. Fines
Portfolio Manager

From the Portfolio  Manager
AXP VP - New Dimensions Fund

The past 12 months was a volatile but productive period for the Fund's large-capitalization growth stocks. For the fiscal year -- September 1999 through August 2000 -- the Fund generated a total return of 34.01%. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

The stock market labored without success early in the period, as concerns about higher interest rates, potentially higher inflation and the possible impact of the Y2K computer bug weighed on investors' minds. But by mid-October, the market, buoyed by fresh reports of still-tame inflation, generally healthy corporate profits and increasing excitement about the burgeoning Internet, stocks began moving forward. Within weeks, the advance turned into a remarkable rally that kept gathering momentum through December and ultimately reached a peak in early March.

At that point, the psychology of the market underwent an abrupt change from optimism to pessimism regarding inflation, interest rates and corporate profits. Compounding the situation was increasing concern that sky-high prices for many technology-related stocks had reached unjustifiable levels. The result for the market, especially the tech sector, was a sharp spring downturn and a sluggish summer. A rebound in August, though, brought the period to a positive close.

While the pattern of the Fund's performance roughly tracked that of the market during the 12 months, good stock selection allowed it to generate a far-better return. Clearly driving the Fund's gains were technology and telecommunications stocks, which made up nearly half of the portfolio at times. The main areas of investment were semiconductors, software, networking and wireless communications, with IBM, Cisco Systems and JDS Uniphase among the largest and most productive holdings.

Given the overall lofty prices of such stocks, I reduced those holdings in the spring and summer, while I increased investments in energy, health care and financial stocks. That strategy had the desired effect of lessening the volatility in the Fund's value, as well as allowing the Fund to reap some gains resulting from improved performance by those three groups.

Looking toward the new fiscal year, while the economy remains on the growth track, the stock market may, at least over the near term, continue to be buffeted by concerns about inflation, interest rates and corporate profits. But as the year progresses, I expect to see a gradually improving investment environment that will reward stocks with solid growth credentials.

Gordon M. Fines

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

           How your $10,000 has grown in AXP VP - New Dimensions Fund

$30,000
                                                X $25,678 AXP VP-New
                                                  Dimensions Fund

                                             X S&P 500 Index

                                       X Russell 1000(R) Growth Index

$20,000

                               X Lipper Large-Cap Growth Index

$10,000


6/1/96     8/96     8/97     8/98     8/99     8/00

(The printed version of the chart contains a line graph with 4 lines correspinding to the three indexes and Fund noted above.)


The 10 Largest Holdings
AXP VP - New Dimensions Fund
                                    Percent           Value
                                (of net assets) (as of Aug. 31, 2000)
 Cisco Systems                         4.17%       $231,913,599
 General Electric                      3.93         218,787,000
 Citigroup                             3.59         199,691,146
 EMC                                   3.28         182,476,000
 Exxon Mobil                           3.26         181,525,674
 Intel                                 3.24         180,239,099
 JDS Uniphase                          3.08         171,421,687
 Corning                               3.04         169,150,163
 Morgan Stanley, Dean Witter,
 Discover & Co                         2.81         156,196,535
 Texas Instruments                     2.65         147,583,800

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


The 10 holdings listed here make up 33.05% of net assets.

The Fund's Long-term Performance
AXPVP - New Dimensions Fund
 Average Annual Total Returns (as of Aug. 31, 2000)
                                      1 year    Since inception*
                                      +34.01%        +24.49%

* Inception date was May 1, 1996.

On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, the S&P 500 Index, Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the subaccounts or the contracts.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

Russell 1000(R) Growth Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents 92% of the total market
capitalization   of  the  Russell  3000  Index.   These  companies  have  higher
price-to-book  ratios and higher  forecasted  growth  values.

Lipper Large-Cap Growth Index, an unmanaged index published by Lipper Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(This annual report is not part of the prospectus.)   ANNUAL REPORT - 2000

(picture of) James M. Johnson Jr.
James M. Johnson Jr.
Portfolio Manager

From the Portfolio Manager
AXP VP - S&P 500 Index Fund

Despite considerable volatility, the U.S. stock market and the Fund finished the past four months in positive territory. The total return for the Fund was 3.49% during its initial reporting period -- May 1 (date the Fund became available) through Aug. 31, 2000. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

The stock market was in the middle of a tug of war throughout the period. On one side were the positive forces of strong economic growth and generally good corporate profits. On the other were the negative forces of rising interest rates imposed by the Federal Reserve and concerns about the justifiability of sky-high prices on many market-leading stocks. The result on a monthly basis was a loss in May, a gain in June, a loss in July and, in the market's best performance over the period, a sharp gain in August that put things back in the plus column.

Most of the volatility was driven by the technology sector, which, at about one-third, easily comprises the largest component of the Standard & Poor's 500 Composite Price Index. Technology took a drubbing from May through July, as investors worried that companies would not be able to maintain great enough earnings growth to warrant higher stock prices. Their mood brightened in August, though, allowing the stocks to regain much of the lost ground.

The best and most consistent sectors during the period were financial services, capital goods and utilities, each of which posted a double-digit gain. Also providing positive performance were the transportation, health care, energy and consumer cyclical sectors. Consumer staples finished approximately even, while the basic materials sector was down. The biggest drag on performance was the communications services group, which experienced a double-digit loss for the four months.

Heading into the new fiscal year, it appears that economic growth has begun to slow down somewhat. While that may persuade the Federal Reserve that no further interest-rate increases are needed, it could also mean that profit growth for some industries will be less robust in the months ahead. All in all, it's not a bad environment for the stock market, but it seems likely that sustained progress will be difficult to come by, at least over the near term.

James M. Johnson, Jr.

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

The 10 Largest Holdings
AXP VP - S&P 500 Index Fund
                                    Percent           Value
                                (of net assets) (as of Aug 31, 2000)
 General Electric                      4.34%        $912,128
 Intel                                 3.75          787,835
 Cisco Systems                         3.56          748,688
 Microsoft                             2.75          577,140
 Exxon Mobil                           2.12          446,410
 Pfizer                                2.04          427,661
 Citigroup                             1.96          412,676
 Oracle                                1.93          405,490
 Nortel Networks                       1.81          379,594
 Intl Business Machines                1.75          367,621

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 26.01% of net assets.

(This annual report is not part of the prospectus.)   ANNUAL REPORT - 2000

(picture of) Jake Hurwitz
Jake Hurwitz
Portfolio Manager

(picture of) Kent A. Kelley
Kent A. Kelley
Portfolio Manager

From the Portfolio  Managers
AXP VP - Small Cap Advantage  Fund

In  a   highly   volatile   but   generally   rewarding   environment   for
small-capitalization stocks, the Fund realized a healthy gain for the past 12 months. For the Sept. 15, 1999 (date the Fund became available) through August 2000 period, the Fund's total return was 28.19%. (This figure does not reflect expenses that apply to the subaccounts or the contracts.)

The period got off to a rocky start, as stocks struggled against headwinds produced by higher interest rates and the threat of rising inflation. The tone of the market improved in the early fall as investors, encouraged by reports of still-tame inflation and better-than-expected corporate profits, moved back into stocks. In November, investor enthusiasm for "new economy" stocks provided the decisive catalyst for an explosive rally that carried the Nasdaq to a series of new highs, led by stocks in the technology and biotechnology areas.

By March, investors' single-minded focus on technology had taken share prices in that sector to sky-high levels. In the middle of the month, the rally came to an abrupt halt under the pressure of higher interest rates, then gave way to steep sell-off that continued into May. The up-and-down pattern re-emerged over the summer, as technology stocks mounted a strong advance in June, then sank again in July. The period ended on an encouraging note, though, as stocks rallied sharply again in August behind strength in the energy, finance and health care sectors.

During the 12 months, our emphasis on diversification helped the Fund to weather the worst of the market's volatility relatively well. Consistent with our balanced style of management, the Fund's investments were split between growth stocks (about 55% of the holdings) and value stocks (about 45%). We also kept the portfolio broadly diversified across economic sectors.

Looking more closely at the Fund's holdings, good stock selection in the energy sector boosted performance, particularly stocks of natural gas exploration and production companies and oil-drilling companies. In the technology sector, investments in contract equipment manufacturing, semiconductor and Internet infrastructure companies also made a good contribution. Among health care stocks, strong earnings growth and an improving regulatory climate produced strong returns for our hospital management and health maintenance organization stocks.

As for the new fiscal year, we think the outlook for small-cap stocks is unusually favorable, thanks to accelerating profits and relatively low stock prices. Assuming the Federal Reserve achieves its goal of slowing down the economy to a more moderate pace and thereby relieves upward pressure on inflation, a more normal and less volatile investment environment should unfold. If so, we think the Fund is well positioned to benefit from what could be an ongoing advance in the small-cap sector.

Jake Hurwitz

Kent A. Kelley

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

        How your $10,000 has grown in AXP VP - Small Cap Advantage Fund

$20,000

                                X Russell 2000(R) Index

                                                                X Lipper Small-
                                                                  Cap Core Funds
                                                                  Index

                                                                     X $12,660
                                                                       AXP VP-
                                                                       Small Cap
                                                                       Advantage
                                                                       Fund

                                        X S&P Small Cap 600 Index
$10,000


10/1/99 10/99 11/99 12/99 1/00  2/00  3/00  4/00  5/00  6/00  7/00  8/00

(The printed version of the chart contains a line graph with 4 lines correspinding to the three indexes and Fund noted above.)


The 10 Largest Holdings
AXP VP - Small Cap Advantage Fund
                                   Percent             Value
                                (of net assets) (as of Aug. 31, 2000)
 SERENA Software                        .85%         $263,999
 AmeriCredit                            .75           232,049
 Alpha Inds                             .70           218,898
 Radian Group                           .66           205,012
 C&D Technologies                       .66           204,424
 Silicon Valley Bancshares              .62           194,022
 Technitrol                             .62           193,162
 Gallagher (Arthur J)                   .60           185,220
 Dycom Inds                             .59           183,803
 Metris Companies                       .58           179,688

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 6.63% of net assets.

The Fund's Long-term Performance
AXP VP - Small Cap Advantage Fund

Average Annual Total Returns (as of Aug. 31, 2000)
                                               Since inception*
                                                     +28.19%

* For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the subaccounts or the contracts.

S&P SmallCap 600 Index, an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the Index.

Russell 2000(R) Index, an unmanaged index,  measures the performance of the
2000   smallest   companies  in  the  Russell  3000  Index,   which   represents
approximately 8% of the total market  capitalization  of the Russell 3000 Index.

Lipper Small-Cap Core Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(This annual report is not part of the prospectus.)   ANNUAL REPORT - 2000

(picture of) Louis Gigilo
Louis Gigilo
Portfolio Manager

From the  Portfolio  Manager
AXP VP -  Strategy  Aggressive  Fund

The Fund generated an extraordinary gain during the past 12 months as it was well positioned for a remarkable rally in technology-related stocks. For the fiscal year -- September 1999 through August 2000 -- the Fund's total return was 84.97%. (This figure does not reflect expenses that apply to the subaccounts or the contracts. Also, the Fund's return was attributable to unusually favorable market conditions and is unlikely to be repeated or consistently achieved in the future.)

As encouraging reports on inflation and corporate profits began coming in, investors quickly began moving into stocks not long after the start of the period. Thanks to increasing excitement about the Internet, a healthy rally soon turned into a spectacular surge that continued through the fall and into the early days of January. By that time, the Fund was ahead more than 100%.

But by mid-March, the euphoria had given way to renewed concerns about inflation and interest rates, as well as the sustainability of sky-high prices on many stocks. The result was sharp sell-off in the spring from which the market spent the rest of the period trying to recover.

Throughout the year, the magic word for the market -- and even more so for the Fund -- was technology. Thanks to its heavy exposure to that sector (nearly 60% of assets at the highest point), the Fund easily outperformed the market during the upturns. However, the reverse was also true, as technology led the market and the Fund down during the spring.

Looking at the Fund's top performers, stocks related to the growth of the Internet were especially strong. Among them were SDL, Verisign, InfoSpace, Juniper, PMC Sierra, Mercury Interactive and Allegiance. Aside from technology, IDEC Pharmaceuticals, Alza and Alkermes, in the biotechnology sector, generated sharp gains, while Kansas City Southern, with a strong presence in financial services, did quite well, and Univison, a media company, was up strongly.

There was considerable initial public offering (IPO) activity during the period, and the Fund took part in a number of them. In some cases, I sold the stocks quickly for a profit; in others, I held the shares based on our positive long-term outlook for the company. In still other cases, I didn't take part in the IPOs, but did buy the stocks later via secondary offerings in order to build a larger position than would have been possible by buying the IPOs. On the whole, although participation in new stock issues clearly benefited performance, the impact of IPOs was not a significant factor in last year's extraordinary performance.

Although  gains will almost surely be tougher to come by in the new fiscal year,
I  think  the   outlook   remains   positive,   particularly   for   technology,
telecommunications, energy and health care stocks.

Louis Giglio

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS (This annual report is not part of the prospectus.)

        How your $10,000 has grown in AXP VP - Strategy Aggressive Fund

S60,000


$50,000
                                                       X Russell MidCap(R)
                                                         Growth Index

                                                          X $40,647 AXP VP-
                                                            Strategy Aggressive
                                                            Fund
$40,000


$30,000
                                                  X Lipper Mid-Cap Growth Index

                                  X S&P MidCap 400 Index

                                     X S&P 500 Index

$20,000


$10,000


2/1/92  8/92  8/93  8/94  8/95  8/96  8/97  8/98  8/99  8/00

(The printed version of the chart contains a line graph with 5 lines correspinding to the four indexes and Fund noted above.)


The 10 Largest Holdings
AXP VP - Strategy Aggressive Fund
                                    Percent              Value
                                (of net assets)   (as of Aug. 31, 2000)
 SDL                                   4.28%          $179,585,249
 Mercury Interactive                   3.51            147,297,030
 Extreme Networks                      3.04            127,643,037
 Calpine                               2.67            111,949,200
 Finisar                               2.53            106,165,514
 PMC-Sierra                            2.50            105,019,999
 Juniper Networks                      2.37             99,607,499
 ALZA                                  2.16             90,750,000
 Celestica                             2.13             89,453,124
 Jabil Circuit                         1.94             81,592,934

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10  holdings  listed  here  make up 27.13% of net  assets.

The  Fund's Long-term Performance
AXP VP - Strategy Aggressive Fund

Average  Annual  Total  Returns  (as of Aug.  31,  2000)
                                         1 year   5 years  Since inception*
                                         +84.97%  +22.73%     +17.65%

* Inception date was Jan. 13, 1992.

On the graph above you can see how the Fund's total return compared to four widely cited performance indexes, Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), the Russell MidCap(R) Growth Index, the Lipper Mid-Cap Growth Fund Index and the S&P 500 Index. Recently, the Fund's investment manager recommended that the Fund change its comparative index from the S&P 500 Index to the S&P MidCap 400 Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the S&P MidCap 400 Index will be included.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the subaccounts or the contracts.

S&P MidCap 400 Index, an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the Index.

Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth valued. The stocks are also members of the Russell 1000 Growth Index.

Lipper Mid-Cap Growth Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(This annual report is not part of the prospectus.)   ANNUAL REPORT - 2000

The  financial   statements   contained  in  Post-Effective   Amendment  #43  to
Registration Statement No. 2-73115 filed on or about October 26, 2000, are incorporated herein by reference.

This page left blank intentionally

This page left blank intentionally

STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a blue
                                         strip at the top
                                         of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described to
    annual report.                       the left of the text.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.

American Express Variable
  Portfolio Funds
70100 AXP Financial Center
Minneapolis, MN  55474

AMERICAN
  EXPRESS (R) (LOGO)

S-6466 T (10/00)